Exhibit 99.1

Building a Fully Integrated

Biopharmaceutical Company

January 11, 2016

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the company’s expectations about: plans to initiate or advance duvelisib studies in 2016; plans to seek regulatory approval for duvelisib and the acceptance by regulatory agencies of our regulatory submissions; the potential for accelerated approval of duveslisib; the timing and type of plans to report clinical data; the therapeutic potential of PI3K inhibition, duvelisib and IPI-549; achievement of milestones under its collaboration with AbbVie; 2016 financial guidance; and its ability to execute on its strategic plans. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Infinity will report data, complete enrollment, or initiate clinical studies, or submit regulatory filings in the time frames it has estimated, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, or that development of any of Infinity’s product candidates will continue. Further, there can be no guarantee that Infinity’s strategic collaboration with AbbVie will continue or that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other factors, including the following: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; a failure of Infinity and/or AbbVie to fully perform under the strategic collaboration and/or an early termination of the collaboration and license agreement; the content and timing of decisions made by the U.S. FDA and other regulatory authorities; Infinity’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing or intends to develop its product candidates; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing. These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in Infinity’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 5, 2015, and other filings filed by Infinity with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Infinity’s website is http://www.infi.com. Infinity regularly uses its website to post information regarding its business, product development programs and governance.

Infinity encourages investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

2

discover develop deliver

Duvelisib The Year of Results

3

discover develop deliver

Key 2016 Duvelisib Milestones

Topline DYNAMOTM data (iNHL)

Topline DUOTM data* (CLL)

NDA acceptance in iNHL and CLL* triggering

$125M payment from AbbVie

MAA acceptance in FL and CLL* triggering $75M

payment from AbbVie

Preliminary CONTEMPO data (1st line iNHL)

Advance Phase 1b/2 study of duvelisib+venetoclax

*CLL NDA filing and FL/CLL MAA filing predicated on DUOTM interim analysis.

4

discover develop deliver

Launch Duvelisib with AbbVie in 2017

5

discover develop deliver

Focus:

Heme Malignancies

Oral, dual inhibitor

of PI3K-d,g

Targets tumor cell

and tumor

microenvironment

Focus:

Solid Tumors

Oral, PI3K-g

selective inhibitor

Targets tumor

microenvironment

6

Duvelisib: iNHL

iNHL: Indolent non-Hodgkin lymphoma

Duvelisib Active in Relapsed/Refractory (R/R) iNHL Phase 1 Data

CR FL 25mg BID 75mg BID PD prior to first assessment

Best Perecent Change

72% (13/18) ORR, including 33% (6/18) CR, at 25 mg BID

– 69% (9/13) ORR in follicular lymphoma patients, including 38% (5/13) CR

Majority of adverse events Grade 1 or 2, reversible and clinically manageable

Flinn et al., ASH 2014 Phase 1 data. *25 mg BID dose.

8

Duvelisib Development Strategy in iNHL

1

Initial Path to Approval

~120 iNHL duvelisib patients*

Phase 2 open-label, single-arm

monotherapy study

– Primary endpoint: ORR

Topline data expected early 3Q16

Potential for accelerated approval

NCT01882803

*Includes follicular lymphoma, marginal zone lymphoma, small lymphocytic lymphoma.

ORR: Overall Response Rate 9

Duvelisib Development Strategy in iNHL

AbbVie Phase 1 Study in Japan

Bridging study to support registration in Japan

R/R lymphoma duvelisib patients

Phase 1 open-label, single-arm monotherapy study –

Primary endpoints: Safety measures Secondary endpoints: Efficacy measures, including ORR, OS, PFS

– NCT02598570

OS: Overall Survival

PFS: Progression Free Survival

1

Initial Path to Approval

Duvelisib Development Strategy in iNHL

2

Transform Standard of Care

Initial Path to Approval

duvelisib + RB ~600 patients with relapsed R iNHL* placebo + RB

RB = Rituxan® + bendamustine

BRAVURA

Phase 3 study in patients with relapsed iNHL

– Primary endpoint: PFS

NCT02576275

*Includes follicular lymphoma, marginal zone lymphoma, small lymphocytic lymphoma.

Duvelisib Development Strategy in iNHL

2

Transform Standard of Care

1	Initial Path to Approval

duvelisib + Rituxan® ~200 patients

R with R/R FL

Rituxan-CHOP

CHOP = cyclophosphamide + doxorubicin + vincristine + prednisone

FRESCO

Phase 2 study in patients with R/R follicular lymphoma (FL)

– Primary endpoint: PFS

NCT02605694

Duvelisib Development Strategy in iNHL

3

1st Line Development

1	Initial Path to Approval
2	Transform Standard of Care

Phase 2: duvelisib + Gazyva Phase 1b Safety Lead in: duvelisib + Gazyva® R duvelisib + Rituxan® Phase 2: duvelisib + Rituxan

CONTEMPO

Phase 1b/2 study in ~120 patients with previously untreated FL

– Primary endpoints: Safety measures, complete response rate

Initial data expected 2H16

NCT02391545

Duvelisib Development Strategy in iNHL

4

Curative Potential

3 1st Line Development

1 Initial Path to Approval

2 Transform Standard of Care

duvelisib + venetoclax

duvelisib + venetoclax

Dose Escalation Expansion Cohorts

Phase 1b/2 study of duvelisib + venetoclax

– Study designed to evaluate dose combinations, safety and efficacy in patients with CLL, SLL, iNHL or aNHL

– Estimated enrollment: 174 patients

NCT02640833

AbbVie is conducting this study.

Duvelisib Development Strategy in iNHL

3	1st Line Development
1	Initial Path to Approval
2	Transform Standard of Care

Preclinical Data Provide Rationale for Clinical Study of Duvelisib + Venetoclax

14 consecutive days of treatment. * p<0.001 compared to all groups (Student’s t-test)

DOHH-2 transformed follicular lymphoma xenografts, CB17, SCID mice, N=10 per group.

Faia et al., ASCO 2015. 15

0 5 10 15 Days

0 100 200 300 400 500 600 700 800 900

Vehicle Venetoclax (12.5 mg/kg, PO, QD)

Duvelisib (50 mg/kg PO, BID)

Duvelisib (50 mg/kg + Venetoclax (12.5 mg/kg)

Mean Tumor Volume (mm3)

4

Curative Potential

Duvelisib Development Strategy in iNHL

4

Curative Potential

3

1st Line Development

2

Transform Standard of Care

1

Initial Path to Approval

duvelisib + venetoclax

CONTEMPO BRAVURA FRESCO DYNAMO TM

Duvelisib: CLL

CLL: Chronic lymphocytic leukemia

Duvelisib Monotherapy Active in R/R CLL Phase 1 Data

Best Percent Change

40 20 0 -20 -40 -60 -80 -100

TP53mut/del(17p)

CR PR 25 mg BID 75 mg BID

PD Prior to First Assessment

All Doses n=48; 25 mg BID n=30; 75 mg BID n=18

57% ORR by iwCLL at 25 mg BID, including 1 CR

– 83% (25/30) nodal response rate (≥ 50% reduction in adenopathy)

Adverse events were mostly Grade 1 or 2, reversible and clinically manageable

O’Brien et al., ASH 2014 Phase 1 data .

*25 mg BID dose. 18

Duvelisib Development Strategy in CLL

1

Initial Path to Approval

duvelisib ~300 patients R

Arzerra® (ofatumumab)

Phase 3 randomized, monotherapy study

– Primary endpoint: PFS

Topline data expected in 2H16 (predicated on interim analysis)

Potential for U.S./EU approval

NCT02004522. DUO

Duvelisib Development Strategy in CLL

2

Post-BTKi Treatment

1

Initial Path to Approval

Dose-Escalation Phase: Expansion Phase: duvelisib + Gazyva® duvelisib + Gazyva

Phase 1b study in ~60 CLL patients whose disease has progressed following BTKi treatment

Objectives: Determine doses, evaluate clinical activity and safety

NCT02292225. SYNCHRONY

Duvelisib Development Strategy in CLL

3

Curative Potential

2

Post-BTKi Treatment

1

Initial Path to Approval

duvelisib + venetoclax

duvelisib + duvelisib + venetoclax venetoclax

Dose Escalation Expansion Cohorts

Phase 1b/2 study of duvelisib + venetoclax

– Study designed to evaluate dose combinations, safety and efficacy in patients with CLL, SLL, iNHL or aNHL

– Estimated enrollment: 174 patients

NCT02640833.

AbbVie is conducting this study.

Duvelisib Development Strategy in CLL

3

Curative Potential

2

Post-BTKi Treatment

1

Initial Path to Approval

Cells from Patients Treated with Duvelisib Show

Increased Sensitivity to Ex-Vivo Venetoclax Treatment

p=0.0041

Patel et al., AACR 2015. Pre-duvelisib Post-duvelisib

0 20 40 60 80 100 % cell death

Duvelisib Development Strategy in CLL

3

Curative Potential duvelisib + venetoclax

2

Post-BTKi Treatment

1

Initial Path to Approval

SYNCHRONY

DUO TM

Duvelisib: Expansion Opportunities

Duvelisib Shows Broad Activity in Hematologic Malignancies

DLBCL Richter Transformation Transformed Follicular PD

Best Percent Change -100 -50 0 50 100

Clinical Activity in Aggressive B-Cell NHL

Doses up to 75 mg BID (n=14)

Most frequent ≥ Grade 3 AEs: Neutropenia

(32%), febrile neutropenia, diarrhea, fatigue,

pneumonia, ALT/AST increase, and dyspnea

(9% each)

Campbell et al., ASH 2013 Phase 1 data.

Clinical Activity in T-Cell Lymphomas

Progressive disease: Cutaneous T-cell lymphoma (CTCL) 6 of

18 patients; Peripheral T-cell lymphoma (PTCL) 6 of 15 patients

Early evidence of activity in CTCL and

PTCL with duvelisib up to 75 mg BID

Adverse events were generally Grade 1-2,

reversible, and clinically manageable

Horwitz et al., ASH 2014 Phase 1 data.

CTCL n=18 PTCL n=15 Complete Response Partial Response Stable Response

0 10 20 30 40 50 60 33% 33% 53% 13% 40% ORR SD ORR SD

Advancing IPI-549

An immuno-oncology development candidate targeting PI3K-g

IPI-549: PI3K-g Inhibition Activates an Immune Response to Tumor Cells

IPI-549

Inhibitory factors

Immune-Suppressive Cytotoxic T cell Myeloid Cell

Tumor Growth

Cell images from Blausen Gallery 2014 and Infinity Pharmaceuticals, Inc. 27

IPI-549: PI3K-g Inhibition Activates an Immune Response to Tumor Cells

Cytoto

Tumor Growth

Cell images from Blausen Gallery 2014 and Infinity Pharmaceuticals, Inc. 28

IPI-549 Demonstrates Anti-Tumor Activity in the Lewis Lung Carcinoma Model

2500 Vehicle n=13

IPI-549 @ 15 mg/kg QD n=15

) 2000

3

(mm *p < 0.05

1500

*

volume 1000 Tumor 500 0

12 16 20 23

Day post implant

Treatment start

IPI-549 in Combination with Anti-PD1 Increases Survival in the CT26 Model

Kaplan Meier Survival

1 0 0 IPI-549 + anti-PD1 Vehicle + anti-PD1

8 0 IPI-549 Vehicle

6 0

4 0

2 0

n = 15 per cohort

0

0 1 0 2 0 3 0 4 0 5 0 6 0

D a y s a f t e r i m p l a n t Percent survival

IPI-549 Demonstrates Activity Across Multiple Murine Syngeneic Solid Tumor Models

Single

Cancer Cell Combination Pharmacodynamic Agent

Type Line Activity Effect Activity

Breast 4T1 Lung LLC Colon CT26

Colon MC38 Ongoing

GBM GL261 Ongoing

Phase 1 Study in Solid Tumors Under Way


Dose escalation
IPI-549 monotherapy
Monotherapy expansion cohort
Dose escalation
IPI-549+anti-PD-1 antibody
NSCLC
IPI-549 + pembrolizumab
Melanoma
IPI-549 + pembrolizumab
Other solid tumors*
IPI-549 + pembrolizumab

- Phase 1 study in ~150 patients with advanced solid tumors, including non-small cell lung cancer and melanoma
- Primary endpoints: Safety measures, pharmacokinetics, pharmacodynamics
- Secondary endpoints: Efficacy measures, including ORR and PFS

*If supported by data; NCT02637531.

32

Infinity Pipeline

Duvelisib: Hematologic Malignancies

Indolent non-Hodgkin Lymphoma (iNHL) PRECLINICAL PHASE 1 PHASE 2 PHASE 3

DYNAMO™: Refractory iNHL

CONTEMPO: Treatment-naïve follicular lymphoma (FL)

BRAVURA: Relapsed iNHL

FRESCO: R/R FL

Chronic Lymphocytic Leukemia (CLL)

DUO™: R/R CLL

SYNCHRONY: R/R CLL previously treated

with a BTKi therapy

Advanced Hematologic Malignancies

Duvelisib+Venetoclax

IPI-549

Solid Tumors

Funding and Creating Value with Duvelisib

Financial

$275M up-front payment and $ 130M associated with DYNAMOTM enrollment completion

$400M remaining potential regulatory and commercial milestones including:

? $125M for acceptance of NDA filing

? $75M for acceptance of MAA filing

? $75M in additional regulatory milestones

? $125M in commercial milestones

Development

Infinity will fund the trials it conducts, up to $667 million, after which costs will be shared equally

Infinity and AbbVie will equally share funding for trials conducted by AbbVie

Commercial

Co-promotion and 50/50 profit share in U.S.

Tiered royalty payments ex-U.S., ranging from 23.5% to 30.5% of net sales abbvie

2016 Financial Guidance (as of January 11, 2016)*

Cash and investments at 12/31/15 (unaudited): ~$245M

Revenue: $225M - $245M

Net income: $15 - $ 35M

Year-end cash and investments: $45M - $ 65M

Milestones to be accrued 4Q16, cash payment 1Q17: $200M

*Revenue, Net Loss/Income and 2016 year-end cash and investments balance guidance assumes accrual of

$125M NDA acceptance and $75M MAA acceptance milestones in 4Q16 and payment by AbbVie 1Q17.

Key 2016 Duvelisib Milestones

discover develop deliver

Topline DYNAMOTM data (iNHL)

Topline DUOTM data* (CLL)

NDA acceptance in iNHL and CLL* triggering

$125M payment from AbbVie

MAA acceptance in FL and CLL* triggering $75M

payment from AbbVie

Preliminary CONTEMPO data (1st line iNHL)

Advance Phase 1b/2 study of duvelisib+venetoclax

*CLL NDA filing and FL/CLL MAA filing predicated on DUOTM interim analysis.

discover develop deliver

Duvelisib the Year of Results

Building a Fully Integrated

Biopharmaceutical Company

January 11, 2016

Increasing Treatment Options for Follicular Lymphoma (FL)

45,000 drug-treated FL patients

Growth Drivers

7,000 Increasing and aging population

Availability of oral treatment

options

23,000 Longer duration of treatment

Availability of chemo-free

treatment options, including

15,000 novel combinations

3rd Line 2nd Line 1st Line

Markets include: US, EU5, and Japan.

Source: Decision Resources 2015. 39

FL: Several Medical Needs Exist to Advance Care

	Current Therapy[1]	Medical Need[2]
Newly Diagnosed	*First Line* R-chemo* Rituxan® (R)	• ~20+% of patients progress rapidly in <24 months and have poor overall survival[3] • More effective treatment options for frail patients • Cure and/or achieve minimal residual disease negativity
Relapsed	*Relapsed* R-chemo Rituxan Idelalisib	• Longer remissions • Deeper responses and complete responses[4]
Refractory	*Refractory* Idelalisib	• Effective treatment options that preserve patient QoL

1. Physician interviews & Syndicated Surveys. 2. Product prescribing information; NCCN Guidelines.
3. Casulo et al., 2015, *J Clin Oncol* 33. 4. Bach et al., 2010, *J Clin Oncol* 28. *Chemo includes CHOP, bendamustine, CVP.

Infinity PHARMACEUTICALS 40

Increasing Treatment Options for CLL

56,000 drug-treated CLL* patients

8,000

31,000 17,000

3rd Line 2nd Line 1st Line

*Includes SLL.

Markets include: US, EU5, and Japan. Source: Decision Resources 2015.

Growth Drivers

Increasing and aging population Approval of novel treatments Availability of oral treatment options

Patients staying on therapy longer and receiving multiple lines of therapy upon progression Development of chemo-free treatment options, including novel combinations

Need for Newer Treatment Options in CLL

Newly Diagnosed

Relapsed

Refractory

Current Therapy*

Front Line

R-chemo** Rituxan® (R) Ibrutinib***

Relapsed

R-chemo Ibrutinib Idelalisib + R

R-chemo R-mono Ibrutinib Idelalisib + R

Medical Need

More effective treatment options for frail patients Improve MRD rates, need for cure

Longer remissions

Higher and more complete responses

Effective treatment options that preserve patient QoL

* Product prescribing information; physician interviews. **Chemo includes fludarabine/cyclophosphamide (FC), bendamustine.

*** For treatment-naïve CLL with del 17p.

Progression of Disease within Two Years After Diagnosis of Follicular Lymphoma Associated with Poor Outcomes 1st Line R-CHOP

(n = 588)

Early POD

Relapse within 2 years of diagnosis

(n = 110)

Reference

No relapse within 2 years of diagnosis

(n = 420)

Excluded

(n = 58)

Survival (probability) 0 0.2 0.4 0.6 0.8 1.0 Early POD Reference

0 12 24 36 48 60 72 84 96

Time From Risk-Defining Events (months)

No. at risk Early POD Reference 110 82 66 56 50 42 32 14 3

420 408 387 363 344 253 145 34 0

Casulo et al., 2015, J Clin Oncol 33.

Patients with CLL Who Progress Early on lbrutinib Therapy Have Poor Outcomes

Deaths/Total 25/33 Median OS - 3.1 months

Percent survival 0 20 40 60 80 100 0 10 20 30 40 50

Time in Months

Figure 1. Survival of patients after discontinuation of ibrutinib. Patients survived for a median of 3.1 months after discontinuation of ibrutinib (n= 33).

Jain et al., 2015, Blood 125(13).

Duvelisib Shows Early Evidence of Activity in Patients Previously Treated with Ibrutinib

BTK Mutation TP53 mut/17p(del) 25 mg BID 75 mg BID C481S C481S C481F CLL -100 -80 -60 -40 -20 0 20 40 Percent of Change From Baseline CLL

CLL (N = 6): 1 PR, 5 SD

Adverse event profile similar to larger Phase 1 study population

Porcu et al., ASH 2014 Phase 1 data.

Duvelisib and Ibrutinib Show Growth Inhibition Synergy in DLBCL Cell Line

Combination Index

0 0.5 1 [ibrutinib] / 0.0077 uM

TMD-8 (DLBCL cell line)

[duvelisib] / 0.37 uM

0 0.5 1

Growth Inhibition (%)=90.0 Adams, AACR Special Conference September 2014.

Duvelisib in Combination with Ibrutinib Results in Significantly Greater Tumor Growth Inhibition Compared to Monotherapies

0 5 10 15 20 25 Days Mean Tumor Volume (mm3)

0 500 1000 1500 2000 2500 3000 3500

Vehicle (PO, BID)

Ibrutinib (12.5 mg/kg, PO, BID)

Duvelisib (12.5 mg/kg, PO, BID)

Duvelisib (12.5 mg/kg) + Ibrutinib (12.5 mg/kg)

*p<0.001 compared to all groups (Student’s t-test)

DOHH-2 transformed follicular lymphoma xenografts, CB17.SCID mice, N=15 per group.

Faia et al., ASCO 2015.